Exhibit 99.1

TODCO Monthly Rig Status Report as of November 30, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Operating	Swift Energy Company	term	High $20s	99	03/09/07
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
			Standby				5	12/05/06	Waiting to move on location
3	Rig 09	Posted - 2000 hp
				ADTI	one well	High $50s	30	01/04/07	24 day shipyard scheduled for Q1 2007
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TD	Operating	Pel-Tex Oil Co., LLC	one well	Low $40s	78	02/16/07
6	Rig 15	Conv - 2000 hp	Shipyard				28	12/28/06
			Operating	Swift Energy Company	term	Mid $30s	123	04/30/07
7	Rig 17	Posted - 3000 hp, TD	Operating	Mustang Energy	one well	High $50s	2	12/02/06
				Samson Countour Energy E&P	one well	Low $60s	90	03/02/07
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $30s	151	04/30/07
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoRan Exploration	one well	Low $60s	15	12/15/06
				ADTI	one well	Low $60s	90	03/15/07
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $30s	151	04/30/07
14	Rig 29	Conv - 3000 hp, TD	Operating	Apache Corp	term	High $40s	45	01/14/07
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	Mid $40s	159	05/08/07
19	Rig 46	Posted - 3000 hp, TD	Operating	ADTI	one well	High $30s	8	12/08/06	15 day shipyard scheduled for Q1 2007
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Energy XXI Services, LLC	term	High $40s	273	08/30/07
				Erskine Energy	term	Mid $50s	30	12/30/06
22	Rig 49	Posted - 3000 hp, TD	Operating	ADTI	one well	Low $60s	32	01/31/07
				Centurion Exploration Company	term	Mid $40s	180	07/30/07
23	Rig 52	Posted - 2000 hp, TD	Operating	Davis Petroleum Corp	term	Mid $30s	20	12/20/06
24	Rig 55	Posted - 3000 hp, TD	Operating	Gulf Production Company, Inc.	one well	High $30s	21	12/21/06
				Energy Partners, Limited	two wells	Low $40s	180	06/19/07
25	Rig 57	Posted - 2000 hp, TD	Operating	Sabco Operating Company	one well	Mid $50s	16	12/16/06
				EOG Resources, Inc.	two wells	Low $50s	70	02/24/07
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
						High $30s	41	01/10/07
27	Rig 64	Posted - 3000 hp, TD	Operating	Denbury Onshore LLC	term	Low $40s	90	04/10/07
						Low $40s	90	07/09/07
						Average	123	days

TODCO Monthly Rig Status Report as of November 30, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Hydro Gulf of Mexico, LLC	term	Low $90s	41	01/10/07
					one well	Low $100s	50	03/01/07
2	THE 77	Submersible, TD	Operating	McMoran Exploration	term	High $80s	145	04/24/07
3	THE 78	Submersible, TD	Operating	Energy Partners Limited	term	Mid $110s	176	05/25/07
4	THE 150	150’ - ILC, TD	Operating	Apache Corp	three wells	Low $80s	3	12/03/06
					term	Low $90s	90	03/03/07
5	THE 152	150’ - MC, TD	Operating	Seneca Resources Corporation	one well	Mid $70s	30	12/15/06
				Hall-Houston Exploration	term	Mid $70s	17	01/01/07
6	THE 153	150’ - MC, TD	Reactivating						Anticipated January 2007 start
7	THE 155	150’ - ILC	Cold Stacked 07/01
8	THE 191	160’ - MS	Cold Stacked 08/01
9	THE 200	200’ - MC, TD	Operating	Royal Production	two wells	Low $120s	21	12/21/06
10	THE 201	200’ - MC, TD	Operating	Remington Oil & Gas	one well	Mid $110s	10	12/10/06
11	THE 202	200’ - MC, TD	Operating	Prime Offshore LLC	term	Mid $120s	91	03/01/07
12	THE 203	200’ - MC, TD	Operating	Energy XXI Services, LLC	term	Mid $120s	117	03/27/07
13	THE 204	200’ - MC, TD	Standby				1	12/01/06	Waiting on weather to move from shipyard
			Operating	Triangle	one well	Mid $70s	23	12/24/06
14	THE 207	200’ - MC, TD	Operating	ADTI	one well	Mid $70s	20	12/20/06
					one well	Mid $70s	30	01/19/07
15	THE 250	250’ - MS, TD	Operating	ADTI	one well	Mid $70s	22	12/22/06
				ADTI	one well	Mid $80s	9	12/09/06
16	THE 251	250’ - MS, TD	Operating		one well	Mid $90s	30	01/08/07
				Helis	one well	Mid $90s	30	02/07/07
17	THE 252	250’ - MS, TD	Operating	Arena Offshore	term	Mid $80s	240	07/28/07
18	THE 253	250’ - MS, TD	Operating	Tana Exploration Company	term	Low $110s	25	12/25/06
19	THE 254	250’ - MS	Cold Stacked 07/01
20	THE 255	250’ - MS	Cold Stacked 07/01
21	THE 256	250’ - MS, TD	Cold Stacked 03/99
						Average	76	days

TODCO Monthly Rig Status Report as of November 30, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	19	12/19/06	Pemex exercised 30 day contract extension
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Mid $60s	206	06/24/07
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	515	04/28/08
						Average	247	days

Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Low $50s	505	04/18/08
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	two wells	Low $20s	62	01/31/07	2 option wells possible
						Average	284	days

Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	262	08/19/07
						Average	262	days
Brazil
1	THE 156	150’ - ILC, TD	Operating	El Paso Oleo E Gas Do Brasil Ltda	two wells	High $60s	90	02/28/07	Standing by for El Paso + 2 option wells possible
						Average	90	days

Venezuela
1	Cliffs #37	2000 hp, TDr	Operating	PDVSA	term	High $20s	123	04/02/07
2	Cliffs #40	2000 hp, TD	Operating	PDVSA	one well	High $20s	5	12/05/06
3	Cliffs #42	2000 hp, TD	Operating	PDVSA	one well	High $20s	84	02/22/07
4	Cliffs #43	2000 hp, TDr	Operating	PDVSA	one well	Mid $20s	27	12/27/06
5	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	Mid $30s	121	03/31/07
6	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Mid $30s	82	02/20/07
						Average	74	days

Land Rigs - Texas
1	Rig #26	750 hp	Reactivating						Available to start January 2007
2	Rig #27	900 hp	Reactivating						Available to start December 2006

(1)

Rigs described as “operating” are under contract while rigs described as “warm stacked” are not under contract but generally are ready for service.  Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on February 28, 2006 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Changes from last report are highlit